J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

(the “Fund”)

(Class R2, Class R3, Class R4, Class R5 and Class R6 Shares)

(a series of JPMorgan Trust I)

Supplement dated November 19, 2020

to the Summary Prospectus and the Prospectus dated March 1, 2020, as supplemented

Effective November 30, 2020, the following changes will be made to the Fund’s Summary Prospectus and the Prospectus:

The first paragraph of the “The Fund’s Past Performance” section is deleted in its entirety and replaced with the following:

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the MSCI All Country World Index (net of foreign withholding taxes), the MSCI World Index , the Bloomberg Barclays Global Aggregate Index — Unhedged USD and the Global Allocation Composite Benchmark, comprised of 60% MSCI All Country World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index — Unhedged USD. Performance shown for Class R3 Shares prior to its inception are based on Class A Shares (which are not offered in this prospectus). The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Performance shown for Class R4 Shares prior to its inception are based on Class I Shares (which are not offered in this prospectus). The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Performance shown for Class R5 Shares and Class R6 Shares prior to their inception are based on Class I Shares (which are not offered in this prospectus). The actual returns for Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visitingwww.jpmorganfunds.com or by calling 1-800-480-4111.

Also, the “Average Annual Total Returns” table is deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)

	Past 1 Year	Past 5 Years	Life of Fund (since 05/31/2011)
CLASS R2 SHARES
Return Before Taxes	15.56%	5.54%	5.76%
Return After Taxes on Distributions	14.66	4.80	4.80
Return After Taxes on Distributions and Sale of Fund Shares	9.32	4.04	4.18

CLASS R3 SHARES
Return Before Taxes	15.80	5.81	6.03

CLASS R4 SHARES
Return Before Taxes	16.14	6.08	6.30

CLASS R5 SHARES
Return Before Taxes	16.29	6.12	6.32

CLASS R6 SHARES
Return Before Taxes	16.42	6.17	6.35

MSCI ALL COUNTRY WORLD INDEX[1]
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	26.60	8.41	8.01

SUP-GALR-1120

AVERAGE ANNUAL TOTAL RETURNS (For period ended December 31, 2019)

	Past 1 Year	Past 5 Years	Life of Fund (since 05/31/2011)

MSCI WORLD INDEX[1]
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	27.67	8.74	8.83

BLOOMBERG BARCLAYS GLOBAL AGGREGATE INDEX- UNHEDGED USD
(Reflects No Deduction for Fees, Expenses, or Taxes)	6.84	2.31	1.75

GLOBAL ALLOCATION COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses, or Taxes)	18.55	6.11	5.64

1	Effective 11/30/20, the Fund’s benchmark changed from the MSCI World Index to the MSCI All Country World Index to better reflect how the Fund is managed for comparison purposes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND THE PROSPECTUS FOR FUTURE REFERENCE